UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2015

Item 1. Report to Stockholders.

[Calvert Variable Series Inc. VP SRI Balanced Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP SRI Mid Cap Growth Portfolio Semi-Annual Reports to Shareholders]

Calvert VP SRI Balanced Portfolio
Semi-Annual Report June 30, 2015

TABLE OF CONTENTS

4	President’s Letter
6	Manager Commentary
10	Shareholder Expense Example
11	Statement of Net Assets
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Notes to Financial Statements
31	Financial Highlights
33	Explanation of Financial Tables
34	Proxy Voting
34	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP SRI BALANCED PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.
Performance
For the six-month period ended June 30, 2015, Calvert VP SRI Balanced Portfolio (Class I shares) returned 1.51 percent. The Portfolio’s benchmark, the Russell 1000 Index, returned 1.71 percent. The Portfolio, which invests in both stocks and bonds, outperformed its secondary benchmark, a blended composite comprised of 60 percent Russell 1000 Index and 40 percent Barclays U.S. Credit Index, which returned 0.82 percent.
For the six-month period, low interest rates and slow but steady economic growth produced positive stock returns in the U.S. On the other hand, bonds, represented by the Barclays U.S. Credit index, fell 0.78 percent, as investors anticipated interest rate hikes by the U.S. Federal Reserve later this year. The Portfolio outperformed its secondary benchmark as a result of our tactical decision to overweight equities as well as the good relative performance of the Portfolio’s stock and bond holdings. The Portfolio’s tactical overweight to equities and underweight to fixed income added approximately 20 basis points to performance relative to the Portfolio’s secondary benchmark.
Investment Process
Our investment process focuses on our long-term views of the risk and opportunities in equities and bonds to develop a strategic asset allocation policy of 60 percent equities and 40 percent bonds. We integrate macroeconomic, quantitative, and fundamental insights when making tactical shifts in the Portfolio’s asset allocation with the goal of improving investment performance and reducing risk relative to the strategic asset allocation target.
Our investment process for the equity portion of the Portfolio focuses on sustainable businesses with attractive valuations and environmental, social, and governance (ESG) characteristics, generous dividend yields, reasonable growth prospects, stable earnings and cash flows, and market support in order to avoid value traps. We believe this approach is particularly well suited for the environment we are likely to enter in the next 12-18 months, when the Federal Reserve is expected to start raising interest rates.
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our longer-term economic outlook.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)
	Class I	Class F**
Six month***	1.51%	1.39%
One year	4.54%	4.78%
Five year	11.63%	11.51%
Ten year	5.46%	5.40%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.86%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* The Balanced Composite Benchmark is an internally constructed index comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.
** Calvert VP SRI Balanced Portfolio first offered Class F shares on October 18, 2013. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.
*** Total Return is not annualized for periods of less than one year.

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We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and non-financial fundamental analysis into our evaluation process.
Market Review
Economic activity in the U.S. was soft during the first quarter of the year, primarily because of harsh winter weather and a strong U.S. dollar. However, consistent with our outlook, U.S. economic activity picked up in the second quarter as consumer confidence and spending continued to improve with retail sales, housing activity, and housing prices rising.
Central banks around the globe have engaged in a coordinated and unprecedented effort to keep interest rates low in hopes of boosting economic activity. As a result, risky assets have appeared more attractive to investors, raising asset prices beyond a level supported by business and economic fundamentals. This dynamic has translated into significant outperformance of growth versus value stocks over the past several years—the kind of environment in which it is generally more difficult for valuation-sensitive strategies like ours to outperform.
The S&P 500 and NASDAQ indices hit new highs, but were unable to sustain those levels. The combination of low interest rates and high stock prices has made funding acquisitions cheap. Companies are using mergers and acquisitions to increase earnings and solidify their competitive positions while revenue growth is harder to come by.
Slow but consistent growth in the U.S. economy has led most market participants to forecast a Federal Reserve rate increase later this year. Treasury bond yields rose as high as 2.48 percent in anticipation, a level last breached in 2013. This drove divergent performance among interest-rate sensitive sectors, boosting financials while hurting higher dividend-yielding sectors, such as utilities.
Portfolio Strategy
Asset allocation
The Portfolio’s equity allocation began the year with an overweight relative to its current policy target of 60 percent, a position that initially detracted from performance as U.S. large-cap stocks retreated. A string of weather-induced weak economic data and a stronger dollar contributed to negative earnings revisions for companies deriving relatively large portions of their earnings from overseas.
As we expected, equities recovered later in the period, benefiting from stronger housing activity and improving

ASSET ALLOCATION	% OF TOTAL INVESTMENTS
Equity	63.3%
Fixed Income	32.9%
Short-Term Investments	3.8%
Total	100%

consumer spending and sentiment. After a strong start to the year, bonds declined sharply through the remainder of the period as interest rate increases this year became more likely.
Equity portfolio activity
As the U.S. economic recovery continues to lengthen and valuations remain above historic averages, we are intensifying our focus on stronger companies with healthy balance sheets. Over the past few months, we have been de-emphasizing companies in our equity portfolio with less distinctive niches and adding to positions in companies with strong competitive advantages. We also boosted the balance-sheet strength of the portfolio earlier in the year in anticipation of a potential market downturn.
We sold the portfolio’s entire position in Kellogg, the manufacturer of cereal and other foods. Despite efforts to reinvigorate sales and reduce costs, Kellogg was not able to boost sales or operating income organically. We replaced Kellogg with Unilever, which has been able to increase sales faster than Kellogg and was more attractively priced. Fast-growing emerging markets accounted for 57 percent of Unilever’s 2014 sales. At the same time, Unilever continues to improve its performance on ESG criteria. It is especially strong in many environmental areas, such as reducing water usage, decreasing its carbon footprint, and sourcing raw materials sustainably.
We have historically held, and continue to hold, a reduced allocation to the energy sector in the equity portfolio, given commodity price volatility and significant environmental challenges posing long-term risks for the sector. Overall, energy was the worst-performing sector during the first half of 2015, as oil and natural gas prices remained low.
We sold out of Exterran Holdings, which provides compression services for oil and natural gas producers in North America. The falling price of those commodities should lead to lower production in oil fields. We prefer to gain exposure to this sector through the equipment manufacturer National Oilwell Varco. National Oilwell fell as its customers cut capital spending in the face of declining energy prices. For the reporting period, the company was the single largest detractor from the equity portfolio’s performance. In the future, the company should

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fare better than its peers given its installed base of equipment and its global repair and maintenance facilities, which provide steady service revenue. National Oilwell has a strong balance sheet and appears very attractively valued. On the ESG front, the company has reduced its water usage by recycling wastewater. It also has implemented strong anti-bribery policies, which is important as half of its revenues are from emerging markets.
Equity portfolio performance
Strong stock selection within information technology was the largest positive contributor to the equity portfolio’s relative performance. DST Systems was a big winner, up 35 percent in the period1. The company provides fund accounting and record-keeping services to mutual funds, along with software applications that pharmacies use for health claims. DST has bought back almost half of its shares since 2005. Revenue growth drivers include growing customer bases in financial services and health care as more Americans obtain health insurance. DST earns high marks for its efficient use of energy and its programs to develop its workforce, including an employee stock ownership plan, which links the company’s success and employees’ compensation.
Our overweight in Apple also helped performance. Apple continues to create innovative products and gain wallet share in the smartphone market. We think Apple Pay and the Apple Watch, while both in early stages, have tremendous potential to solidify Apple’s position in the consumer sector. In the first quarter, Apple’s revenue grew 27 percent as it sold 40 percent more iPhones than a year ago. Apple also announced increases in its dividend and share buyback program, which investors viewed favorably. Apple scores well on ESG metrics for its recycling program and the company has taken steps to ensure that suppliers’ labor practices have improved in recent years.
The biggest negative contribution to performance came from our stock selection in the health care sector. Health care was the best-performing sector in the period, up 13 percent, and the equity portfolio was overweight health care stocks, which helped performance. However, health care stocks in the portfolio rose less than the average health care stock for the period. This was particularly the case in the biotechnology industry where speculation in some of the smaller firms, many of which are extremely risky binary plays in which a company’s value is dependent on a single event, such as whether or not a drug proves to be effective, produced returns of more than 20 percent.
______________________________
1 Returns reflect the period the holding was in the Portfolio.

Meanwhile, a more proven biotechnology firm like Amgen, which we held, was down 3.7 percent for the period. In our view, pharmaceutical and medical device manufacturers have longer-lasting competitive advantages.
Fixed-income portfolio activity
During the period, a notable addition to the portfolio was a security backed by existing consumer loans originated under a Commonwealth of Pennsylvania energy efficiency finance program. The loans were used to finance new (and therefore more energy-efficient) furnaces, air conditioners, windows, and other energy efficiency measures. The bonds were rated ‘A’ by Fitch Ratings and have a very attractive risk-reward return profile. The proceeds of the issuance will be used to finance more home energy-efficiency projects.
Fixed-income portfolio performance
The fixed-income portfolio’s sector allocation was the primary driver of outperformance. Its allocation to securitized assets in particular, including asset-backed securities and commercial mortgage-backed securities (CMBS), was the source of the greatest strength. We continue to favor these sectors, which are not in the fixed-income portfolio’s benchmark, as a replacement for high quality, short-maturity, investment-grade corporates. Their relative value is very compelling and their inclusion reduces the fixed-income portfolio’s sensitivity to interest rate movements. Within non-agency CMBS, securitizations backed by non-performing loans, consumer loans, and marine cargo container and railcar fleets remain our top picks.
The fixed-income portfolio’s out-of-benchmark allocation to high-yield corporates was also a positive contributor. Its significant underweight to the government-related sector of the benchmark detracted from performance as the sector outperformed the broader benchmark. Both yield-curve positioning and superior security selection contributed positively to outperformance for the period. The Fed’s reliance on data to set policy and improvement in the macroeconomic picture after the first quarter slump in the U.S. are the main reasons for our slight overweight to long-end credits and underweight to the front end of the Treasury curve.
Within investment-grade corporates, the telecommunications and media sector had the weakest excess returns and steadily underperformed in the period. Our position in Time Warner Cable detracted from performance as the Department of Justice opposed the merger with Comcast based on antitrust concerns. Subsequently, our holdings of Time Warner Cable bonds underperformed.

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For several years, the fixed-income portfolio has had a very strong underweight to electric utilities. Electric utilities have embarked upon massive capital spending programs to strengthen transmission reliability and restructure their generation sources. They plan to recapture the spending through years of steady rate hikes.  At the same time, their customers will be implementing energy efficiency programs and increasingly sourcing their own electricity through distributed generation. In our view, the fixed income market is ignoring the risk that the rate hikes will accelerate the change in customer behavior.
Outlook
Our long-term view on U.S. equities has been consistently bullish since the financial crisis. We continue to be overweight in U.S. equities in our asset allocation funds because of our position that the U.S. economy continues to be more structurally sound than many of its European or emerging market counterparts. We see the U.S. economy accelerating in the second half of the year, similar to the pattern we observed in 2014 after a tough first quarter. Lower oil prices will have an additional beneficial effect.
Despite being positive on the U.S. economy in the medium to long run, we continue to be concerned about potential market jitters in the short term. Recent macroeconomic data have shown signs of softness globally, and stock investors around the world are starting to get nervous about rich valuations across many risky asset categories, including equities. Events in Greece and China are adding to uncertainty.
We continue to be concerned that concurrent easing efforts in multiple global economies in Europe and Asia will be less potent than the U.S.’s easing in response to the financial crisis because they will somewhat cancel each other out.
With lower commodity prices, a strong dollar, and little wage growth, inflation in the U.S. is likely to remain at historically low levels for some time to come, while deflationary pressures continue globally. We continue to believe that the Fed hikes are more likely to occur in December or early 2016 than earlier. Equally as important, we continue to believe that when the Fed does raise rates, the tightening process is likely to be slow and gradual. We expect market volatility to pick up as we approach this inevitability, especially among higher-priced securities and sectors with above-average multiples.

Earlier in the year, we took steps to de-risk our portfolios by emphasizing companies with cleaner balance sheets and more compelling valuations. We have also been holding higher than average cash positions across our portfolios.
We took these measures to guard against a potential short-term pullback in the market resulting from recent macroeconomic softness, an acceleration in rate hike expectations, the ongoing Greek drama, and our concerns about a potential deflation of the market bubble in China. We are careful to stay with our valuation discipline as history shows that it is during periods preceding sharp reversals in market sentiment when sticking with one’s discipline pays off the most. We are confident that our strategy can continue to succeed in the long run, as investors re-focus on stock specific issues, including valuation and higher earnings quality metrics.
Sincerely,
Natalie A. Trunow
Senior Vice President, Chief Investment Officer - Equities
Calvert Investment Management, Inc.
July 2015

As of June 30, 2015, the following companies represented the following percentages of net assets: Kellogg 0.00%, Unilever 2.07%, Exterran Holdings 0.00%, National Oilwell Varco 1.18%, DST Systems 2.16%, Apple-equity 4.22%, Apple-fixed income 0.17%, Amgen-equity 1.65%, Amgen-fixed income 0.17%. Time Warner Cable-equity 1.80%, Time Warner Cable-fixed income 0.06%, and Renew Fund Receivables Trust RF 2015-1A 0.11%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Class I
Actual	0.84%	$1,000.00	$1,015.10	$4.20
Hypothetical (5% return per year before expenses)	0.84%	$1,000.00	$1,020.63	$4.21
Class F
Actual	1.15%	$1,000.00	$1,013.90	$5.74
Hypothetical (5% return per year before expenses)	1.15%	$1,000.00	$1,019.09	$5.76
* Expenses are equal to the Portfolio’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 63.4%
Air Freight & Logistics - 3.4%
FedEx Corp.	54,992	9,370,637
United Parcel Service, Inc., Class B	24,852	2,408,407
		11,779,044

Automobiles - 1.9%
Toyota Motor Corp. (ADR)	51,085	6,832,619

Banks - 3.2%
Wells Fargo & Co.	202,149	11,368,860

Biotechnology - 1.6%
Amgen, Inc.	37,650	5,780,028

Communications Equipment - 1.9%
Cisco Systems, Inc.	247,664	6,800,853

Consumer Finance - 2.5%
Capital One Financial Corp.	101,341	8,914,968

Diversified Financial Services - 0.6%
Moody’s Corp.	19,886	2,146,893

Diversified Telecommunication Services - 0.4%
BT Group plc (ADR)	19,285	1,367,114

Energy Equipment & Services - 1.2%
National Oilwell Varco, Inc.	85,841	4,144,403

Food & Staples Retailing - 1.6%
CVS Health Corp.	53,756	5,637,929

Health Care Equipment & Supplies - 6.1%
Becton Dickinson and Co.	27,058	3,832,766
Medtronic plc	132,593	9,825,141
St. Jude Medical, Inc.	103,676	7,575,605
		21,233,512

Health Care Providers & Services - 2.8%
McKesson Corp.	44,271	9,952,563

Household Products - 1.6%
Kimberly-Clark Corp.	53,068	5,623,616

Industrial Conglomerates - 1.9%
Danaher Corp.	75,794	6,487,208

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	SHARES	VALUE ($)
Insurance - 4.1%
Allianz SE (ADR)	77,954	1,221,539
American Financial Group, Inc.	134,248	8,731,490
Prudential Financial, Inc.	6,460	565,379
Travelers Co.’s, Inc. (The)	38,458	3,717,351
		14,235,759

IT Services - 4.6%
DST Systems, Inc.	60,299	7,596,468
Western Union Co. (The)	417,284	8,483,384
		16,079,852

Machinery - 4.2%
Cummins, Inc.	40,000	5,247,600
Deere & Co.	59,026	5,728,473
Dover Corp.	51,988	3,648,518
		14,624,591

Media - 8.5%
DIRECTV*	98,961	9,182,591
Omnicom Group, Inc.	82,373	5,724,100
Time Warner Cable, Inc.	35,544	6,332,874
Time Warner, Inc.	69,590	6,082,862
Viacom, Inc., Class B	40,622	2,625,806
		29,948,233

Oil, Gas & Consumable Fuels - 0.8%
Denbury Resources, Inc.	430,116	2,735,538

Personal Products - 2.1%
Unilever NV, NY Shares	174,038	7,281,750

Pharmaceuticals - 4.2%
Johnson & Johnson	107,151	10,442,936
Roche Holding AG (ADR)	123,611	4,335,038
		14,777,974

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	118,206	14,825,988

Wireless Telecommunication Services – 0.0%
NII Holdings, Inc.*	8,479	137,784

Total Equity Securities (Cost $192,477,033)		222,717,079

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	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 7.3%
ALM XII Ltd., 2.626%, 4/16/27 (e)(r)	500,000	500,250
American Credit Acceptance Receivables Trust:
2.84%, 5/15/19 (e)	314,240	315,521
2.39%, 11/12/19 (e)	230,000	230,554
American Homes 4 Rent Trust:
2.75%, 6/17/31 (e)(r)	500,000	491,254
3.786%, 10/17/36 (e)	692,370	712,531
Apidos CLO:
2.977%, 7/18/27 (e)(r)	400,000	399,000
3.827%, 7/18/27 (e)(r)	200,000	195,280
Avis Budget Rental Car Funding AESOP LLC, 3.04%, 3/20/19 (e)	600,000	606,714
CAL Funding II Ltd., 3.35%, 3/27/28 (e)	775,000	775,532
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	56,154	56,223
CAM Mortgage LLC, 4.75%, 7/15/64 (e)(r)	600,000	595,680
Capital Automotive REIT, 3.66%, 10/15/44 (e)	550,000	548,031
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	773,000	784,960
CLI Funding V LLC, 3.29%, 6/18/29 (e)	358,106	359,095
Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	500,000	498,723
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	165,057	164,085
3.668%, 4/19/44 (e)	300,000	301,859
4.406%, 4/19/44 (e)	350,000	354,792
Element Rail Leasing II LLC, 3.585%, 2/19/45 (e)	600,000	594,619
Ford Credit Auto Owner Trust/Ford Credit, 2.41%, 11/15/25 (e)	200,000	200,703
FRS I LLC, 3.08%, 4/15/43 (e)	389,027	390,085
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	830,333	827,633
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	100,000	98,664
3.335%, 6/17/32 (e)(r)	400,000	389,396
2.933%, 8/17/32 (e)(r)	200,000	199,719
Magnetite CLO Ltd.:
2.884%, 9/15/23 (e)(r)	300,000	298,500
3.884%, 9/15/23 (e)(r)	200,000	198,480
MVW Owner Trust, 2.15%, 4/22/30 (e)	147,620	148,040
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	99,639	99,649
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (e)(r)	200,000	198,597
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (e)	1,000,000	1,005,600
2.57%, 7/18/25 (e)	300,000	300,228
RenewFund Receivables Trust, 3.51%, 4/15/25 (e)	400,000	398,800
RMAT LLC, 3.75%, 5/25/55 (e)(r)	291,370	289,184
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	653,759	647,849
Sierra Timeshare Receivables Funding LLC:
2.70%, 10/20/30 (e)	127,472	128,191
2.40%, 6/20/31 (e)	479,088	477,923
2.80%, 10/20/31 (e)	214,544	215,620
SLM Private Education Loan Trust, 3.00%, 5/16/44 (e)	300,000	293,953

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
SoFi Professional Loan Program LLC, 2.55%, 8/27/29 (e)	494,769	496,754
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	565,867	593,917
Series II LLC, 4.59%, 4/20/44 (e)	283,260	294,956
Series III LLC, 4.02%, 7/20/44 (e)	488,742	493,585
Series III LLC, 5.44%, 7/20/44 (e)	977,720	995,710
Springleaf Funding Trust, 3.62%, 11/15/24 (e)	300,000	303,172
Stewart Park CLO Ltd., 3.174%, 4/15/26 (e)(r)	500,000	498,750
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	596,750	597,764
Sunrun Callisto Issuer LLC, 5.38%, 7/20/45 (e)	400,000	399,778
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	264,003	261,265
TAL Advantage V LLC:
2.83%, 2/22/38 (e)	230,000	228,851
4.625%, 11/20/38 (e)	1,010,000	1,012,424
3.55%, 11/20/38 (e)	252,500	253,982
3.51%, 2/22/39 (e)	563,333	566,042
3.33%, 5/20/39 (e)	372,171	374,635
3.97%, 5/20/39 (e)	89,167	87,817
Tricon American Homes Trust, 3.685%, 5/17/32 (e)(r)	100,000	100,035
US Residential Opportunity Fund Trust, 3.721%, 1/27/35 (e)	288,432	288,491
VML LLC, 3.875%, 4/27/54 (e)(r)	257,767	258,173
VOLT XXVII LLC, 3.375%, 8/27/57 (e)(r)	284,381	284,556
VOLT XXX LLC, 3.625%, 10/25/57 (e)(r)	576,549	576,122
Wendys Funding LLC:
3.371%, 6/15/45 (e)	700,000	698,948
4.08%, 6/15/45 (e)	500,000	496,718

Total Asset-Backed Securities (Cost $25,428,680)		25,453,962

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.7%
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 2.787%, 5/25/24 (r)	600,000	539,602
CAS 2014-C03 1M2, 3.187%, 7/25/24 (r)	100,000	92,837
CAS 2014-C03 2M2, 3.087%, 7/25/24 (r)	400,000	370,158
CAS 2015-C02 1M2, 4.185%, 5/25/25 (r)	700,000	684,004
Freddie Mac Structured Agency Credit Risk Debt Notes, 1.637%, 11/25/23 (r)	405,393	405,922
LSTAR Securities Investment Trust, 2.184%, 5/1/20 (e)(r)	295,670	290,408
Springleaf Mortgage Loan Trust, 1.57%, 12/25/59 (e)(r)	111,465	111,685

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $2,592,629)		2,494,616

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%
CDGJ Commercial Mortgage Trust, 2.036%, 12/15/27 (e)(r)	400,000	399,071
Citigroup Commercial Mortgage Trust, 3.586%, 9/15/17 (e)(r)	300,000	294,493

14 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMM Mortgage Trust:
2.538%, 6/11/27 (e)(r)	500,000	498,746
2.184%, 6/8/30 (e)(r)	550,000	549,702
3.286%, 6/15/34 (e)(r)	300,000	300,287
EQTY Mortgage Trust, 3.635%, 5/8/31 (e)(r)	600,000	599,063
Extended Stay America Trust, 3.604%, 12/5/31 (e)	450,000	453,124
GS Mortgage Securities Trust, 3.79%, 1/10/31 (e)	200,000	192,656
Hilton USA Trust, Series 2013-HLT:
Class CFX, 3.714%, 11/5/30 (e)	200,000	201,314
Class EFX, 5.609%, 11/5/30 (e)(r)	400,000	405,408
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	300,000	309,344
3.931%, 6/10/27 (e)(r)	200,000	201,396
3.786%, 6/15/29 (e)(r)	500,000	498,083
Morgan Stanley Capital I Trust:
3.56%, 7/13/29 (e)(r)	230,000	217,219
3.56%, 7/13/29 (e)(r)	160,000	150,308
Motel 6 Trust, 5.279%, 2/5/30 (e)	500,000	495,494
ORES NPL LLC:
6.00%, 3/27/24 (e)	300,000	300,000
3.081%, 9/25/25 (e)	83,526	83,317
PFP III Ltd., 1.356%, 6/14/31 (e)(r)	112,042	111,912
VFC LLC, 2.75%, 7/20/30 (e)	148,285	148,281
WFLD Mortgage Trust, 3.88%, 8/10/31 (e)(r)	450,000	450,720
WFRBS Commercial Mortgage Trust, 3.497%, 8/15/47 (e)	190,000	160,920

Total Commercial Mortgage-Backed Securities (Cost $7,018,513)		7,020,858

CORPORATE BONDS- 20.7%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 2.75%, 5/15/17 (e)	600,000	596,250
Agilent Technologies, Inc., 3.20%, 10/1/22	400,000	386,612
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc.:
3.25%, 2/13/18	150,000	149,063
4.125%, 3/30/20	250,000	249,530
Amazon.com, Inc., 3.80%, 12/5/24	400,000	401,496
American Tower Corp.:
3.45%, 9/15/21	400,000	398,072
4.00%, 6/1/25	150,000	146,610
Amgen, Inc.:
3.625%, 5/22/24	100,000	99,199
5.15%, 11/15/41	400,000	410,780
4.40%, 5/1/45	100,000	92,149
Apple, Inc.:
2.50%, 2/9/25	100,000	93,770
3.20%, 5/13/25	200,000	198,966
3.45%, 2/9/45	375,000	317,822

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
AT&T, Inc.:
3.875%, 8/15/21	420,000	433,212
3.40%, 5/15/25	100,000	95,371
4.50%, 5/15/35	200,000	183,857
4.35%, 6/15/45	500,000	426,858
4.75%, 5/15/46	100,000	90,997
Autodesk, Inc., 1.95%, 12/15/17	400,000	401,716
Bank of America Corp.:
1.95%, 5/12/18	800,000	799,862
2.60%, 1/15/19	200,000	202,178
2.65%, 4/1/19	200,000	202,369
2.25%, 4/21/20	150,000	147,270
4.125%, 1/22/24	900,000	922,382
4.00%, 4/1/24	100,000	101,758
4.20%, 8/26/24	300,000	299,278
3.95%, 4/21/25	500,000	481,595
4.25%, 10/22/26	290,000	284,085
Bank of America NA:
5.30%, 3/15/17	650,000	688,457
0.586%, 6/15/17 (r)	500,000	496,228
BB&T Corp., 2.45%, 1/15/20	800,000	801,792
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	247,839
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	300,000	297,827
Canadian National Railway Co., 1.45%, 12/15/16	100,000	100,559
Capital One Bank:
2.25%, 2/13/19	200,000	198,855
3.375%, 2/15/23	800,000	777,105
CBS Corp., 3.50%, 1/15/25	300,000	287,031
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	400,000	404,623
Cisco Systems, Inc., 5.50%, 1/15/40	250,000	284,942
CIT Group, Inc.:
5.00%, 5/15/17	400,000	412,480
5.25%, 3/15/18	1,050,000	1,085,437
Citigroup, Inc.:
2.50%, 9/26/18	900,000	910,136
3.75%, 6/16/24	100,000	100,593
3.875%, 3/26/25	550,000	526,848
3.30%, 4/27/25	100,000	96,161
4.40%, 6/10/25	200,000	199,255
5.90%, 12/29/49 (c)	120,000	118,200
Comcast Corp.:
3.375%, 8/15/25	450,000	444,063
4.60%, 8/15/45	150,000	148,712
Credit Acceptance Corp., 7.375%, 3/15/23 (e)	300,000	309,750
Crown Castle Towers LLC:
3.663%, 5/15/25 (e)	250,000	244,650
4.883%, 8/15/40 (e)	500,000	542,676
3.222%, 5/15/42 (e)	150,000	147,615

16 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
Cummins, Inc., 4.875%, 10/1/43	350,000	372,187
CVS Pass-Through Trust, 6.036%, 12/10/28	529,117	602,174
DDR Corp.:
4.75%, 4/15/18	300,000	320,091
3.625%, 2/1/25	300,000	288,083
Digital Realty Trust LP, 3.95%, 7/1/22	500,000	498,963
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 6.375%, 3/1/41	400,000	430,278
Discover Financial Services:
3.85%, 11/21/22	500,000	496,448
3.95%, 11/6/24	200,000	194,334
Discovery Communications LLC:
3.30%, 5/15/22	700,000	688,270
4.875%, 4/1/43	500,000	453,557
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 5.125%, 11/30/24 (e)	168,123	177,795
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	153,589
Dun & Bradstreet Corp., 3.25%, 12/1/17	400,000	406,770
Eaton Corp., 1.50%, 11/2/17	250,000	249,829
Enterprise Products Operating LLC:
4.85%, 3/15/44	200,000	188,096
Series B, 7.034%, 1/15/68 (r)(c)	1,000,000	1,075,000
EOG Resources, Inc., 3.15%, 4/1/25	250,000	243,903
ERP Operating LP, 4.625%, 12/15/21	300,000	327,263
Experian Finance plc, 2.375%, 6/15/17 (e)	400,000	401,626
Express Scripts Holding Co.:
4.75%, 11/15/21	200,000	217,021
3.50%, 6/15/24	400,000	391,222
FedEx Corp., 3.20%, 2/1/25	400,000	389,622
Fifth Third Bancorp, 2.30%, 3/1/19	300,000	300,288
Fiserv, Inc.:
2.70%, 6/1/20	150,000	149,712
3.85%, 6/1/25	300,000	300,442
Ford Motor Co., 4.75%, 1/15/43	125,000	121,200
Ford Motor Credit Co. LLC:
3.984%, 6/15/16	450,000	460,518
2.145%, 1/9/18	200,000	200,823
1.209%, 11/4/19 (r)	400,000	398,634
2.597%, 11/4/19	200,000	198,540
3.219%, 1/9/22	500,000	494,393
Frontier Communications Corp., 6.875%, 1/15/25	150,000	125,438
General Mills, Inc., 3.15%, 12/15/21	1,000,000	1,015,415
Genworth Holdings, Inc., 4.80%, 2/15/24	350,000	305,375
Gilead Sciences, Inc., 3.70%, 4/1/24	300,000	306,551
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	400,000	392,055
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	500,000	555,940
2.60%, 4/23/20	500,000	497,495
3.50%, 1/23/25	900,000	872,815
3.75%, 5/22/25	300,000	296,053

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (e)	300,000	299,001
4.875%, 6/27/44 (e)	300,000	278,454
Hanesbrands, Inc., 6.375%, 12/15/20	400,000	418,000
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	500,000	511,206
Health Care REIT, Inc., 3.75%, 3/15/23	400,000	395,990
Home Depot, Inc.:
2.70%, 4/1/23	400,000	391,585
4.20%, 4/1/43	400,000	384,541
Host Hotels & Resorts LP:
3.75%, 10/15/23	300,000	294,302
4.00%, 6/15/25	300,000	297,771
Howard Hughes Medical Institute, 3.50%, 9/1/23	450,000	463,474
Illinois Tool Works, Inc., 3.90%, 9/1/42	200,000	186,536
Ingredion, Inc., 1.80%, 9/25/17	400,000	399,799
Intel Corp., 4.80%, 10/1/41	250,000	250,785
Jabil Circuit, Inc., 7.75%, 7/15/16	500,000	523,750
JPMorgan Chase & Co.:
2.35%, 1/28/19	500,000	501,926
2.75%, 6/23/20	400,000	400,426
3.625%, 5/13/24	900,000	893,471
3.875%, 9/10/24	350,000	344,367
3.125%, 1/23/25	700,000	668,329
Kimberly-Clark Corp., 3.70%, 6/1/43	300,000	274,395
Laboratory Corp. of America Holdings:
3.60%, 2/1/25	150,000	143,462
4.70%, 2/1/45	150,000	137,393
Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 8/15/25 (e)	120,000	120,300
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (e)	1,050,000	1,079,825
Life Technologies Corp., 6.00%, 3/1/20	300,000	337,458
Lowe’s Co’s., Inc., 4.65%, 4/15/42	200,000	206,198
Masco Corp.:
4.45%, 4/1/25	100,000	100,250
6.50%, 8/15/32	150,000	158,250
Massachusetts Institute of Technology, 3.959%, 7/1/38	200,000	199,214
Medtronic, Inc., 4.625%, 3/15/45 (e)	200,000	202,470
Merck & Co., Inc.:
2.75%, 2/10/25	250,000	239,734
3.70%, 2/10/45	150,000	134,005
Methanex Corp.:
3.25%, 12/15/19	400,000	402,440
5.65%, 12/1/44	720,000	692,693
Microsoft Corp., 2.70%, 2/12/25	300,000	289,092
Morgan Stanley:
6.25%, 8/28/17	400,000	438,385
2.20%, 12/7/18	300,000	301,715
2.375%, 7/23/19	300,000	298,030
5.50%, 1/26/20	500,000	557,997

18 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
Morgan Stanley - Cont’d:
1.417%, 1/27/20 (r)	300,000	304,128
2.80%, 6/16/20	500,000	500,531
5.00%, 11/24/25	650,000	680,458
3.95%, 4/23/27	150,000	141,433
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	300,000	297,858
NBCUniversal Media LLC:
4.375%, 4/1/21	300,000	324,923
4.45%, 1/15/43	300,000	288,329
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	202,037
NIKE, Inc., 3.625%, 5/1/43	400,000	364,694
Nissan Motor Acceptance Corp., 2.35%, 3/4/19 (e)	450,000	453,596
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (e)	500,000	484,672
Pentair Finance SA:
1.35%, 12/1/15	400,000	400,537
1.875%, 9/15/17	700,000	702,625
PepsiCo, Inc., 2.75%, 3/1/23	300,000	295,274
Perrigo Co. plc, 5.30%, 11/15/43	200,000	206,707
Perrigo Finance plc, 3.50%, 12/15/21	400,000	400,776
Pioneer Natural Resources Co., 5.875%, 7/15/16	400,000	418,028
PNC Bank NA, 2.70%, 11/1/22	500,000	481,206
Prologis LP, 6.875%, 3/15/20	109,000	125,914
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	200,000	212,780
Prudential Financial, Inc.:
3.50%, 5/15/24	300,000	296,578
4.60%, 5/15/44	200,000	193,369
Regency Centers LP, 3.75%, 6/15/24	300,000	299,854
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	400,000	416,500
Rogers Communications, Inc.:
3.00%, 3/15/23	400,000	384,210
5.00%, 3/15/44	400,000	395,558
SBA Communications Corp., 4.875%, 7/15/22	100,000	97,375
SBA Tower Trust:
2.24%, 4/15/43 (e)	220,000	218,852
3.722%, 4/15/48 (e)	660,000	665,499
Southwest Airlines Co., 2.75%, 11/6/19	300,000	304,380
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	627,000	634,837
Sprint Capital Corp., 6.90%, 5/1/19	150,000	153,000
Sprint Corp.:
7.25%, 9/15/21	50,000	48,750
7.625%, 2/15/25	100,000	94,250
Stanley Black & Decker, Inc., 2.90%, 11/1/22	400,000	393,460
State Street Corp., 3.10%, 5/15/23	200,000	195,935
SunTrust Bank, 0.572%, 8/24/15 (r)	500,000	499,923
SunTrust Banks, Inc., 2.35%, 11/1/18	300,000	301,902
Telefonica Emisiones SAU:
3.992%, 2/16/16	400,000	406,876
3.192%, 4/27/18	400,000	410,896

www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED) 19

	PRINCIPAL AMOUNT ($)	VALUE ($)
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	435,000	441,525
Texas Instruments, Inc., 1.65%, 8/3/19	400,000	394,360
The TJX Cos., Inc.:
2.75%, 6/15/21	400,000	404,777
2.50%, 5/15/23	400,000	383,057
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	200,000	211,385
Thomson Reuters Corp.:
3.85%, 9/29/24	200,000	198,742
5.65%, 11/23/43	200,000	212,137
Time Warner Cable, Inc., 4.00%, 9/1/21	200,000	205,327
Time Warner, Inc.:
4.05%, 12/15/23	300,000	307,625
5.375%, 10/15/41	280,000	287,221
4.90%, 6/15/42	300,000	295,210
Tyco Electronics Group SA:
2.35%, 8/1/19	200,000	199,485
3.45%, 8/1/24	200,000	200,051
United Parcel Service, Inc., 2.45%, 10/1/22	450,000	434,241
US Bancorp, 2.95%, 7/15/22	300,000	295,286
Verizon Communications, Inc.:
3.50%, 11/1/24	600,000	583,595
4.862%, 8/21/46	1,400,000	1,310,282
Viacom, Inc.:
3.875%, 4/1/24	850,000	832,276
5.25%, 4/1/44	300,000	281,264
Virgin Australia Trust, 6.00%, 4/23/22 (e)	427,734	443,218
Vornado Realty LP, 2.50%, 6/30/19	375,000	374,482
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19	400,000	400,534
3.80%, 11/18/24	300,000	293,813
Wells Fargo & Co.:
4.10%, 6/3/26	400,000	401,686
3.90%, 5/1/45	280,000	251,987
Whirlpool Corp.:
3.70%, 3/1/23	400,000	402,336
3.70%, 5/1/25	300,000	297,999
Wisconsin Public Service Corp., 3.671%, 12/1/42	400,000	362,502

Total Corporate Bonds (Cost $73,308,378)		72,664,681

FLOATING RATE LOANS(d) - 0.4%
Albertson’s Holdings LLC:
5.00%, 8/25/19	296,250	297,032
5.50%, 8/25/21	299,250	300,542
BJ’s Wholesale Club, Inc., 4.50%, 9/26/19	138,686	138,598
Delta Air Lines, Inc., 3.25%, 4/20/17	298,446	297,625
Michaels Stores, Inc., 4.00%, 1/28/20	298,496	298,828

Total Floating Rate Loans (Cost $1,320,495)		1,332,625

20 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - 0.7%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	300,000	345,744
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	450,000	531,302
New York City GO Bonds, 5.206%, 10/1/31	470,000	524,891
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	600,000	719,910
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	454,196

Total Municipal Obligations (Cost $2,637,300)		2,576,043

SOVEREIGN GOVERNMENT BONDS - 0.3%
Export Development Canada, 0.875%, 1/30/17	125,000	125,369
International Finance Corp., 0.625%, 11/15/16	75,000	74,965
Kommunalbanken AS, 0.75%, 11/21/16 (e)	100,000	100,134
North American Development Bank:
2.30%, 10/10/18	500,000	508,855
2.40%, 10/26/22	360,000	349,324

Total Sovereign Government Bonds (Cost $1,133,477)		1,158,647

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	450,000	450,716

Total U.S. Government Agencies and Instrumentalities (Cost $450,000)		450,716

U.S. TREASURY OBLIGATIONS - 0.8%
United States Treasury Bonds, 2.50%, 2/15/45	1,720,000	1,513,738
United States Treasury Notes:
0.625%, 6/30/17	190,000	189,926
1.625%, 6/30/20	795,000	794,938
2.125%, 6/30/22	80,000	80,337
2.125%, 5/15/25	85,000	83,459

Total U.S. Treasury Obligations (Cost $2,671,821)		2,662,398

COMMERCIAL PAPER - 0.4%
Hewlett Packard Co., 0.93%, 8/3/15(e)	1,298,891	1,298,891

Total Commercial Paper (Cost $1,298,891)		1,298,891

TIME DEPOSIT - 3.4%
State Street Bank Time Deposit, 0.088%, 7/1/15	11,849,329	11,849,329

Total Time Deposit (Cost $11,849,329)		11,849,329

TOTAL INVESTMENTS (Cost $322,186,546) - 100.2%		351,679,845
Other assets and liabilities, net - (0.2)%		(601,200)
NET ASSETS - 100.0%		$351,078,645

See notes to financial statements.

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized:
Class I: 168,459,458 shares outstanding	$312,401,003
Class F: 133,018 shares outstanding	280,571
Undistributed net investment income	3,167,597
Accumulated net realized gain (loss)	5,819,867
Net unrealized appreciation (depreciation)	29,409,607

NET ASSETS	$351,078,645

NET ASSET VALUE PER SHARE
Class I (based on net assets of $350,797,332)	$2.082
Class F (based on net assets of $281,313)	$2.115

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	8	9/15	$1,751,500	$1,830
Ultra U.S. Treasury Bonds	65	9/15	10,014,063	(105,023)
Total Purchased				($103,193)
Sold:
5 Year U.S. Treasury Notes	(66)	9/15	($7,871,016)	($406)
10 Year U.S. Treasury Notes	(23)	9/15	(2,901,953)	19,907
Total Sold				$19,501
See notes to financial statements.

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*	Non-income producing security.
(b)	This security was valued under the direction of the Board of Directors. See Note A.
(c)	The coupon rate changes periodically based upon a predetermined schedule. The interest rate disclosed is that which is in effect on June 30, 2015.
(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect on June 30, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on June 30, 2015.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collateralized Loan Obligations
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign tax withheld of $50,507)	$2,202,492
Interest income (net of foreign tax withheld of $20)	2,057,470
Total investment income	4,259,962

Expenses:
Investment advisory fee	726,452
Administrative fees	487,255
Transfer agency fees and expenses	110,239
Distribution Plan expenses:
Class F	251
Directors’ fees and expenses	29,298
Accounting fees	29,788
Custodian fees	43,765
Professional fees	25,094
Reports to shareholders	29,021
Miscellaneous	4,880
Total expenses	1,486,043
Reimbursement from Advisor:
Class F	(858)
Net expenses	1,485,185

NET INVESTMENT INCOME	2,774,777

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,294,753
Futures	(597,218)
4,697,535

Change in unrealized appreciation (depreciation) on:
Investments	(1,798,997)
Futures	(230,865)
(2,029,862)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,667,673

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,442,450

See notes to financial statements.

24 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$2,774,777	$5,425,076
Net realized gain (loss)	4,697,535	5,994,957
Change in unrealized appreciation (depreciation)	(2,029,862)	20,053,704

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,442,450	31,473,737

Distributions to shareholders from:
Net investment income:
Class I shares	—	(5,439,785)
Class F shares	—	(139)
Net realized gain:
Class I shares	—	(23,778,039)
Class F shares	—	(2,316)
Total distributions	—	(29,220,279)

Capital share transactions:
Shares sold:
Class I shares	8,321,494	21,831,973
Class F shares	244,445	31,559
Reinvestment of distributions:
Class I shares	—	29,217,824
Class F shares	—	2,455
Shares redeemed:
Class I shares	(17,549,538)	(38,213,039)
Class F shares	(63)	—
Total capital share transactions	(8,983,662)	12,870,772

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,541,212)	15,124,230

NET ASSETS
Beginning of period	354,619,857	339,495,627
End of period (including undistributed net investment income of $3,167,597 and $392,820, respectively)	$351,078,645	$354,619,857

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	3,986,242	10,170,461
Class F shares	116,403	14,490
Reinvestment of distributions:
Class I shares	—	14,149,068
Class F shares	—	1,169
Shares redeemed:
Class I shares	(8,403,129)	(18,006,953)
Class F shares	(30)	—
Total capital share activity	(4,300,514)	6,328,235

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of two separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, collateralized mortgage-backed obligations, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.

26 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity Securities*	$222,717,079	$—	$—	$222,717,079
Asset-Backed Securities	—	25,453,962	—	25,453,962
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	2,494,616	—	2,494,616
Commercial Mortgage-Backed Securities	—	7,020,858	—	7,020,858
Corporate Bonds	—	72,664,681	**	72,664,681
Floating Rate Loans	—	1,332,625	—	1,332,625
Municipal Obligations	—	2,576,043	—	2,576,043
Sovereign Government Bonds	—	1,158,647	—	1,158,647
U.S. Government Agencies and Instrumentalities	—	450,716	—	450,716
U.S. Treasury Obligations	—	2,662,398	—	2,662,398
Commercial Paper	—	1,298,891	—	1,298,891
Time Deposit	—	11,849,329	—	11,849,329
TOTAL	$222,717,079	$128,962,766	**	$351,679,845
Other financial instruments***	($83,692)	$—	$—	($83,692)
* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
** Level 3 securities are valued at $0 and represent 0.0% of net assets.
*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio is subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates and the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, the Portfolio used U.S. Treasury futures contracts as a substitute for direct investment in particular asset classes, to hedge against interest rate changes, to manage overall duration of the Portfolio, and to implement tactical asset allocation decisions. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

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During the six months ended June 30, 2015, the Portfolio invested in 2 year, 5 year, and 10 year U.S. Treasury Notes and 20 year and Ultra U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	63
Futures contracts short	(97)

*Averages are based on activity levels during the six months ended June 30, 2015.
Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 23.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Portfolio’s average daily net assets: .41% on the first $500 million, .36% on the next $500 million, and .325% on the excess of $1 billion. Under the terms of the agreement, $120,185 was payable at period end.
The Advisor has contractually agreed to limit net annual portfolio operating expenses for Class F shares through April 30, 2016. The contractual expense cap is 1.15%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $199 was receivable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the Portfolio’s average daily net assets. Under the terms of the agreement, $80,612 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed .25% annually of the average daily net assets of Class F. Under the terms of the agreement, $58 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $13,217 for the six months ended June 30, 2015. Under the terms of the agreement, $2,203 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $61,560,924 and $70,156,506, respectively. U.S. government security purchases and sales were $70,425,937 and $71,646,751, respectively.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$41,249,271
Unrealized (depreciation)	(11,851,325)
Net unrealized appreciation/(depreciation)	$29,397,946

Federal income tax cost of investments	$322,281,899
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,	DECEMBER 31,
CLASS I SHARES	2015 (z)	2014 (z)	2013	2012	2011	2010
Net asset value, beginning	$2.051	$2.038	$1.909	$1.749	$1.695	$1.533
Income from investment operations:
Net investment income	0.016	0.033	0.022	0.024	0.023	0.024
Net realized and unrealized gain (loss)	0.015	0.164	0.318	0.160	0.054	0.161
Total from investment operations	0.031	0.197	0.340	0.184	0.077	0.185
Distributions from:
Net investment income	—	(0.034)	(0.022)	(0.024)	(0.023)	(0.023)
Net realized gain	—	(0.150)	(0.189)	—	—	—
Total distributions	—	(0.184)	(0.211)	(0.024)	(0.023)	(0.023)
Total increase (decrease) in net asset value	0.031	(0.013)	0.129	0.160	0.054	0.162
Net asset value, ending	$2.082	$2.051	$2.038	$1.909	$1.749	$1.695

Total return*	1.51%	9.60%	18.00%	10.51%	4.56%	12.10%
Ratios to average net assets: A
Net investment income	1.57% (a	1.58%	1.07%	1.10%	1.37%	1.47%
Total expenses	0.84% (a	0.86%	0.90%	0.90%	0.91%	0.91%
Expenses before offsets	0.84% (a	0.86%	0.90%	0.90%	0.91%	0.91%
Net expenses	0.84% (a	0.86%	0.90%	0.90%	0.91%	0.90%
Portfolio turnover	39%	97%	161%	150%	121%	116%
Net assets, ending (in thousands)	$350,797	$354,585	$339,494	$305,198	$354,038	$334,915

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,	DECEMBER 31,
CLASS F SHARES	2015 (z)	2014 (z)	2013 #
Net asset value, beginning	$2.086	$2.055	$2.223
Income from investment operations:
Net investment income	0.014	0.028	0.005
Net realized and unrealized gain (loss)	0.015	0.162	0.021
Total from investment operations	0.029	0.190	0.026
Distributions from:
Net investment income	—	(0.009)	(0.005)
Net realized gain	—	(0.150)	(0.189)
Total distributions	—	(0.159)	(0.194)
Total increase (decrease) in net asset value	0.029	0.031	(0.168)
Net asset value, ending	$2.115	$2.086	$2.055

Total return*	1.39%	9.18%	1.31%
Ratios to average net assets: A
Net investment income	1.32% (a	1.36%	0.99% (a
Total expenses	2.00% (a	14.91%	1.15% (a
Expenses before offsets	1.15% (a	1.15%	1.15% (a
Net expenses	1.15% (a	1.15%	1.15% (a
Portfolio turnover	39%	97%	161%
Net assets, ending (in thousands)	$281	$35	$2

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
# From October 18, 2013 inception.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

32 www.calvert.com CALVERT VP SRI BALANCED PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Calvert VP SRI Mid Cap Growth Portfolio
Semi-Annual Report June 30, 2015

TABLE OF CONTENTS

4	President’s Letter
6	Manager Commentary
9	Shareholder Expense Example
10	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
19	Financial Highlights
20	Explanation of Financial Tables
21	Proxy Voting
21	Availability of Quarterly Portfolio Holdings

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareowners and Clients,
The global stock market produced modestly positive returns in most regions for the first half of 2015, while minor declines were experienced throughout bond markets. The most notable change from the recent past is the superior performance of non-U.S. stocks so far this year, despite uncertainty over a resolution to Greece’s long-running debt crisis. (see table below)
Investors may have been attracted to non-U.S. equities during this period because of their relatively attractive valuations and the perception that the U.S. Federal Reserve (the Fed) is closer to raising interest rates than its central bank counterparts in other regions. The second half of 2015 is likely to see greater market volatility as events in Greece continue to unfold, the Chinese government and populace come to grips with the margin loan-driven Chinese stock market, and the U.S. Fed either does or does not raise interest rates in September.
Calvert’s investment results across our equity, fixed income, index, asset allocation and volatility-managed strategies ranged from acceptable to somewhat above benchmark, with our best results coming in our asset allocation, small cap, index and international equity strategies.
As a shareholder of Calvert Funds, you are involved with us in our growing and evolving role as a leader in responsible investing. Consistent with our role as a steward of your investments in Calvert Funds, we are happy to report progress on two ongoing priorities—reducing fund fees and expenses to our shareholders and strengthening our investment research processes. As of the date of this letter in mid-July, expenses were reduced on Calvert International Equity Fund, Calvert Emerging Markets Equity Fund, Calvert U.S. Large Cap Core Responsible Index Fund, and Calvert Tax-Free Bond Fund (now Calvert Tax-Free Responsible Impact Bond Fund) which results in immediate lower costs to shareholders in those funds.

Annual Returns
INDICES	2015 YTD (as of 6/30/2015)	2014	2013	2012
Equities
S&P 500 Index	1.23%	13.69%	32.39%	16.00%
MSCI EAFE Investable Market Index	6.45%	-4.50%	24.04%	18.20%
MSCI Emerging Markets Index	3.12%	-1.82%	-2.27%	18.63%
Fixed Income
Barclays U.S. Credit Index	-0.78%	7.53%	-2.01%	9.37%
Barclays U.S. Aggregate Bond Index	-0.10%	5.97%	-2.02%	4.21%
Barclays Global Aggregate Index	-3.08%	0.59%	-2.60%	4.32%
– EX-USD (USD Hedged)	-0.71%	8.79%	1.18%	6.46%
– EX-USD (Unhedged)	-5.43%	-3.08%	-3.08%	4.09%

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With regard to our investment processes, we have fully developed the Calvert Principles for Responsible Investment, which guide our investment research and management efforts for the Calvert Responsible Index Funds. These Principles (see http://www.calvert.com/NRC/literature/documents/TL10194.pdf) are the over-arching framework through which Calvert Investments evaluates corporations for investment and will be implemented on a rolling basis going forward across Calvert’s fund family.
The application of the Principles allows us to move to an in-depth research process and system that uses detailed information about corporate behavior worldwide. A key objective of our research is to identify companies that are solving problems and driving positive change, in addition to companies that do no harm. We believe that it is urgent to solve major challenges faced by our society related to environmental sustainability and a set of social matters such as income inequality. Our Principles are designed to facilitate the research needed to find companies that make a contribution to positive change.
Through our research, we find that companies able to demonstrate expertise and leadership in environmental, social, and governance practices that are material to their financial results have an increased potential to be rewarded by the financial markets. We are pleased to publish two original research papers related to both equities and fixed-income investing on this topic this summer (see http://www.calvert.com/perspective/equity-markets/perspectives-on-esg-integration-in-equity-investing and http://www.calvert.com/perspective/fixed-income-markets/the-esg-advantage-in-fixed-income, respectively).
Additionally, Calvert’s research system and processes are an important part of our active ownership and engagement efforts, as we are able to identify corporate behaviors that are material to social and environmental outcomes and present our case to corporate management in a way that ties back to economic value. Currently we have ongoing, direct engagement with over 200 corporations and to date have filed 33 shareholder resolutions. Our agenda covers a range of urgent issues, some long-standing, such as human rights, equality, and the environment—as well as more recent, emerging concerns, including internet privacy and the fair and equitable use of data.
Calvert’s team is buoyed by what we observe to be powerful trends that point to the type of long-term, positive change that is urgently needed to improve and sustain our society and world. We see companies and institutions that we may never have expected to join our efforts now coming to learn about responsible investing. In fact, today over 1,400 large asset owners, representing $59 trillion of investable assets, have signed the United Nations Principles of Responsible Investing, which Calvert was a founding signatory to in 2006. We observe powerful leaders, like Pope Francis and the Vatican, publishing a compelling case for stewardship of the world’s natural resources as a fundamental obligation, and calling for actions to address instances of environmental degradation, inequality and social injustice throughout the world.
Through our Principles for Responsible Investment, Calvert seeks to foster enduring values that drive positive change—through an investment strategy that strives to produce excellent financial results through companies making positive contributions to the evolving needs of society.
We appreciate the confidence and trust you have placed in us, and your loyalty and share ownership of Calvert Funds.
Respectfully,
John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.
July 2015

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

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CALVERT VP SRI MID CAP GROWTH PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by New Amsterdam Partners, LLC, Subadvisor
Performance
For the six-month period ended June 30, 2015, the Calvert VP SRI Mid Cap Growth Portfolio returned 8.62 percent, compared with the Russell MidCap Growth Index, which returned 4.18 percent. The Portfolio outperformed as a result of strong stock selection and the rising interest rate environment, which tends to benefit actively managed strategies like this Portfolio.
Investment Process
We use a valuation model to identify companies with better than average forecasted growth and profitability, selling at reasonable valuation multiples. We then validate the inputs of the model with rigorous fundamental scrutiny. We then ensure that the companies meet the Portfolio’s environmental, social, and governance (ESG) criteria. The Portfolio’s holdings are constantly being compared with those in the model’s buy universe in order to evaluate potential buy candidates which may offer a higher expected return than stocks currently held.
The Portfolio seeks to achieve long-term capital appreciation. It normally invests at least 80 percent of its assets, including borrowings for investment purposes, in the common stocks of midcap companies. It currently defines midcap companies as those whose market capitalizations fall within the range of the Russell Midcap Growth Index at the time of purchase. The Portfolio may also invest up to 25 percent of its assets in foreign securities. It is non-diversified.
Market Review
The U.S. economy, as measured by GDP, grew at a slower pace than expected in the first quarter, hampered by harsh weather, port strikes, and relatively low energy prices. Growth appeared to be accelerating in the second quarter but was still more modest than that anticipated at the beginning of the year.
Globally, uncertainty about Greece’s status in the eurozone and concerns that the Chinese market was ascending into bubble territory contributed to market volatility.
Throughout the period, market attention was fixed on the U.S. Federal Reserve and any signals as to when it might begin raising interest rates. Despite the on-again, off-again and tepid strengthening of the U.S. economy, the Fed appeared intent on tightening, possibly as early as the fourth quarter of 2015. In anticipation of a move, rates in all maturities began rising and the yield curve steepened.

AVERAGE ANNUAL TOTAL RETURN (period ended 6.30.15)

Six month*	8.62%
One year	12.12%
Five year	18.73%
Ten year	8.83%

The performance data shown represents past performance, does not guarantee future results, and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.16%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.
* Total Return is not annualized for periods of less than one year.

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Portfolio Strategy
Activity
In the first half of the year, we made more than 30 changes in the Portfolio, which has 35-40 holdings. The majority of these changes were swaps within a given sector such that we bought an attractive candidate with a higher expected return to replace a current holding in the same sector.
In industrials, for example, we sold Alaska Air in favor of JetBlue. Alaska Air had performed well since we added it in early 2014. As its price rose, its expected return declined while the airline was experiencing increased competition in its Seattle hub. JetBlue is an attractive company in our buy universe with stronger earnings revisions, more robust growth, and better potential for positive earnings surprises.
Also in industrials, in which we made about half of our transactions during the period, we sold Exelis in favor of R.R. Donnelley, also in our buy universe. Exelis, a network communications and cybersecurity provider, surged on the news that it would be acquired. The publisher R.R. Donnelley had a solid expected return with an attractive valuation, a recent track record of positive earnings surprises, and it has recently made an acquisition that should further contribute to earnings growth, in our view.
In information technology, we sold SolarWinds in favor of FactSet Research Systems. SolarWinds, an application software company, had reached a price target. We bought FactSet to maintain our exposure to the sector and because of the company’s higher expected return, upward earnings revisions, and strong potential for positive earnings surprises.
Performance
The rising interest rate environment, which tends to favor actively managed portfolios like this one, as well as strong stock selection were major contributors to the Portfolio’s outperformance during the period.
Rising interest rates and the expectation of further rate hikes have been a hindrance to higher yielding stocks, but have helped our relative performance as the Portfolio is not highly exposed to higher yield.
The financials sector outperformed because of strong stock selection. Rising rates strengthened the net-interest-margins of holdings like BofI Holding, which rose 35.9 percent1 during the period. BofI also benefitted from expectations that it would acquire H&R Block’s bank unit.
______________________________
1 Returns reflect the period the holding was in the Portfolio.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	25.1%
Consumer Staples	4.8%
Energy	3.4%
Financials	10.1%
Health Care	14.3%
Industrials	16.2%
Information Technology	20.3%
Materials	4.8%
Short-Term Investments	0.1%
Utilities	0.9%
Total	100%

Solid stock selection also contributed to outperformance in the consumer discretionary sector in which Gentherm, the single largest contributor in the Portfolio, rose 50.0 percent. The company benefited from its participation in global auto sales growth and positive earnings surprises.
An overweight in health care and an underweight in energy helped performance. A marginal overweight in utilities, by far the benchmark’s smallest sector, led to a slight underperformance in the sector.
Besides Gentherm, other major individual contributors included DST Systems and Lannett. DST Systems rose 34.5 percent on solid execution and improving operating margins. Lannett gained 38.6 percent on positive earnings surprises and strong volumes.
The largest individual detractor was Fossil Group, which declined 37.4 percent on disappointing earnings driven by weak department store trends, soft results from its partnership with Michael Kors, and concerns about the impact of the Apple Watch. Deckers Outdoors fell 21.0 percent on a disappointing earnings release in the first quarter, driven by concerns over slowing sales of its signature UGG boots.
Our ESG analysis led us to exclude the Cooper Tire & Rubber Company from the Portfolio, a decision that helped performance as the stock declined 1.8 percent in the period.
Our ESG analysis had a negative impact on the Portfolio in our decision to include Lannett rather than Impax Laboratories. Impax rose 45.0 percent versus Lannett’s 38.6 percent. Our decisions, also based on our ESG analysis, to exclude the refiners Delek, which rose 36.5 percent, and Western Refining, which rose 17.2 percent, were also detrimental to performance.

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Outlook
Despite the first quarter’s weakness, we expect muted GDP growth of 2.5 percent or less for the year.
On the positive side, employment, consumer spending, consumer confidence, retail sales, and housing have improved in the past two months. Certain segments of the economy, such as energy, are still suffering, however. As a result, second quarter year-over-year earnings growth is likely to be negative, with energy accounting for most of the drop.
We expect inflation to be contained but to rise slightly, as will be the case with interest rates. The Fed may tweak rates upward later this year, following the bond market, but its hands will be tied to a great extent by events outside the U.S., including fallout from Greece and the eurozone, as well as from China’s monetary easing.
The stock market still looks fairly valued given the interest rate backdrop, continued mergers and acquisition activity, and the lackluster returns available from competing asset classes.
We believe that the market will continue to advance modestly for the balance of the year. Active management will hold its own as it tends to do relatively well in rising rate environments.
Geopolitical events remain the greatest threat to market stability. The news from the Middle East remains troublesome and global outbreaks of terrorism are deeply disturbing. China also is a major factor. Although its stock market is up strongly year-to-date, the Chinese economy faces structural issues and may be weaker than many observers believe.
July 2015

As of June 30, 2015, the following companies represented the following percentages of net assets: Jetblue Airways 2.94%, Alaska Air 0.00%, Exelis 0.00%, R.R. Donnelley 0.00%, Factset Research Systems 1.41%, SolarWinds 0.00%, BofI Holding 2.07%, Gentherm 2.54%, DST Systems 3.49%, Lannett 2.35%, Fossil Group 1.57%, and Deckers Outdoors 2.49%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 to June 30, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 1/1/15	ENDING ACCOUNT VALUE 6/30/15	EXPENSES PAID DURING PERIOD* 1/1/15 - 6/30/15
Actual	1.11%	$1,000.00	$1,086.20	$5.74
Hypothetical (5% return per year before expenses)	1.11%	$1,000.00	$1,019.29	$5.56
* Expenses are equal to the Portfolio’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 99.6%
Airlines - 2.9%
JetBlue Airways Corp.*	76,230	1,582,535

Auto Components - 2.5%
Gentherm, Inc.*	24,960	1,370,554

Biotechnology - 2.2%
United Therapeutics Corp.*	6,862	1,193,645

Building Products - 2.1%
Lennox International, Inc.	10,420	1,122,130

Commercial Services & Supplies - 4.8%
Deluxe Corp.	20,845	1,292,390
Essendant, Inc.	32,415	1,272,289
		2,564,679

Communications Equipment - 4.3%
F5 Networks, Inc.*	11,015	1,325,655
Ubiquiti Networks, Inc.	31,255	997,504
		2,323,159

Containers & Packaging - 2.4%
Owens-Illinois, Inc.*	56,530	1,296,798

Electric Utilities - 0.9%
ITC Holdings Corp.	14,355	461,944

Electronic Equipment & Instruments - 2.5%
Arrow Electronics, Inc.*	24,464	1,365,091

Energy Equipment & Services - 1.8%
Dril-Quip, Inc.*	12,855	967,339

Food Products - 2.3%
Ingredion, Inc.	15,510	1,237,853

Health Care Equipment & Supplies - 2.8%
Globus Medical, Inc., Class A*	23,715	608,764
Varian Medical Systems, Inc.*	10,800	910,764
		1,519,528

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	SHARES	VALUE ($)
Health Care Providers & Services - 6.9%
AmerisourceBergen Corp.	13,665	1,453,136
Chemed Corp.	6,897	904,197
Laboratory Corporation of America Holdings*	11,065	1,341,299
		3,698,632

Insurance - 5.2%
American Financial Group, Inc.	18,955	1,232,833
Amtrust Financial Services, Inc.	24,425	1,600,082
		2,832,915

IT Services - 8.8%
DST Systems, Inc.	14,935	1,881,511
NeuStar, Inc., Class A*	44,763	1,307,527
Syntel, Inc.*	32,984	1,566,081
		4,755,119

Leisure Products - 2.5%
Polaris Industries, Inc.	9,160	1,356,688

Machinery - 2.4%
The Toro Co.	19,475	1,320,015

Media - 4.0%
Gannett Co., Inc.*	18,977	265,481
Scripps Networks Interactive, Inc., Class A	10,025	655,334
TEGNA, Inc.	37,953	1,217,153
		2,137,968

Metals & Mining - 2.4%
Worthington Industries, Inc.	42,840	1,287,770

Oil, Gas & Consumable Fuels - 1.6%
SM Energy Co.	19,025	877,433

Personal Products - 2.5%
Inter Parfums, Inc.	39,285	1,332,940

Pharmaceuticals - 2.3%
Lannett Co., Inc.*	21,330	1,267,855

Professional Services - 1.9%
Robert Half International, Inc.	18,387	1,020,479

Real Estate Management & Development - 2.7%
Jones Lang LaSalle, Inc.	8,550	1,462,050

Road & Rail - 2.1%
Werner Enterprises, Inc.	43,150	1,132,687

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	SHARES	VALUE ($)
Semiconductors & Semiconductor Equipment - 3.2%
Synaptics, Inc.*	20,110	1,744,241

Software - 1.4%
FactSet Research Systems, Inc.	4,685	761,359

Specialty Retail - 12.0%
Lithia Motors, Inc., Class A	12,825	1,451,277
Ross Stores, Inc.	31,260	1,519,548
Select Comfort Corp.*	22,185	667,103
The Buckle, Inc.	24,705	1,130,748
Ulta Salon, Cosmetics & Fragrance, Inc.*	10,900	1,683,505
		6,452,181

Textiles, Apparel & Luxury Goods - 4.1%
Deckers Outdoor Corp.*	18,620	1,340,082
Fossil Group, Inc.*	12,195	845,845
		2,185,927

Thrifts & Mortgage Finance - 2.1%
BofI Holding, Inc.*	10,575	1,117,883

Total Equity Securities (Cost $44,867,888)		53,749,397

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 0.1%
State Street Bank Time Deposit, 0.088%, 7/1/15	33,865	33,865

Total Time Deposit (Cost $33,865)		33,865

TOTAL INVESTMENTS (cost $44,901,753) - 99.7%		53,783,262
Other assets and liabilities, net - 0.3%		135,554
NET ASSETS - 100.0%		$53,918,816

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,496,362 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$39,661,793
Undistributed net investment income (loss)	(2,964)
Accumulated net realized gain (loss)	5,378,478
Net unrealized appreciation (depreciation)	8,881,509

NET ASSETS	$53,918,816

NET ASSET VALUE PER SHARE	$36.03

*	Non-income producing security.
See notes to financial statements.

12 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$292,282
Interest income	213
Total investment income	292,495

Expenses:
Investment advisory fee	173,539
Administrative fees	66,746
Transfer agency fees and expenses	18,550
Directors’ fees and expenses	4,327
Accounting fees	7,335
Custodian fees	6,742
Professional fees	12,212
Reports to shareholders	4,959
Miscellaneous	1,049
Total expenses	295,459
NET INVESTMENT INCOME (LOSS)	(2,964)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	3,765,017
Change in unrealized appreciation (depreciation) on investments	582,913

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,347,930

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,344,966

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED JUNE 30, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income (loss)	($2,964)	($28,752)
Net realized gain (loss)	3,765,017	8,051,714
Change in unrealized appreciation (depreciation)	582,913	(4,147,823)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,344,966	3,875,139

Distributions to shareholders from:
Net realized gain	—	(9,587,987)

Capital share transactions:
Shares sold	5,928,525	5,617,125
Reinvestments of distributions	—	9,587,987
Shares redeemed	(7,071,141)	(12,555,659)
Total capital share transactions	(1,142,616)	2,649,453

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,202,350	(3,063,395)

NET ASSETS
Beginning of period	50,716,466	53,779,861
End of period (including undistributed net investment income of $(2,964) and $0, respectively)	$53,918,816	$50,716,466

CAPITAL SHARE ACTIVITY
Shares sold	166,844	145,439
Reinvestment of distributions	—	286,123
Shares redeemed	(199,509)	(327,472)
Total capital share activity	(32,665)	104,090

See notes to financial statements.

14 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of two separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At June 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio’s holdings as of June 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity Securities*	$53,749,397	$—	$—	$53,749,397
Time Deposits	—	33,865	—	33,865
TOTAL	$53,749,397	$33,865	$—	$53,783,262
* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation.
Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

16 www.calvert.com CALVERT VP SRI MID CAP GROWTH PORTFOLIO SEMI-ANNUAL REPORT (UNAUDITED)

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $29,404 was payable at period end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the Portfolio’s average daily net assets. Under the terms of the agreement, $11,309 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,931 for the period ended June 30, 2015. Under the terms of the agreement, $332 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,366,705 and $23,359,666, respectively.
As of June 30, 2015, the tax basis components of appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$10,855,712
Unrealized (depreciation)	(2,100,442)
Net unrealized appreciation/(depreciation)	$8,755,270

Federal income tax cost of investments	$45,027,992
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2015.
For the six months ended June 30, 2015, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$58,496	1.38%	$2,130,876	May 2015

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NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of June 30, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,
	2015 (z)		2014	2013	2012	2011	2010
Net asset value, beginning	$33.17		$37.74	$32.66	$31.66	$32.97	$25.07
Income from investment operations:
Net investment income (loss)	—		(0.02)	(0.12)	(0.06)	(0.18)	(0.14)
Net realized and unrealized gain (loss)	2.86		3.15	9.75	5.27	0.95	8.04
Total from investment operations	2.86		3.13	9.63	5.21	0.77	7.90
Distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		(7.70)	(4.55)	(4.21)	(2.08)	—
Total distributions	—		(7.70)	(4.55)	(4.21)	(2.08)	—
Total increase (decrease) in net asset value	2.86		(4.57)	5.08	1.00	(1.31)	7.90
Net asset value, ending	$36.03		$33.17	$37.74	$32.66	$31.66	$32.97

Total return*	8.62%		8.09%	29.90%	16.75%	2.30%	31.51%
Ratios to average net assets: A
Net investment income (loss)	(0.01	)% (a)	(0.06)%	(0.35)%	(0.19)%	(0.52)%	(0.50)%
Total expenses	1.11	% (a)	1.16%	1.15%	1.12%	1.16%	1.17%
Expenses before offsets	1.11	% (a)	1.16%	1.15%	1.12%	1.16%	1.17%
Net expenses	1.11	% (a)	1.16%	1.15%	1.12%	1.16%	1.17%
Portfolio turnover	42%		91%	69%	61%	47%	100%
Net assets, ending (in thousands)	$53,919		$50,716	$53,780	$42,232	$40,293	$44,213

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(a) Annualized.
(z) Per share figures are calculated using the Average Shares Method.
* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.
Printed on recycled paper using soy ink.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: August 31, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: August 31, 2015